                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1997, (97-2), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1997 to July 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1997.


                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.6175%, 6.00%, 6.42%, 6.66%, 6.91%, 7.24%, 7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                   JULY 1997



                              CUSIP#'S  393505-SN3, SP8, SQ6, SR4, SS2, ST0, SU7
                              TRUST ACCOUNT #80-4671500
                              REMITTANCE DATE: 8/15/97

                                                 Total $     Per $1,000
                                                 Amount       Original
                                               ----------    ----------
Class A Certificates
--------------------

(1a) Amount available (including Monthly
     Servicing Fee)                           $7,460,780.74

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00


(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      7,460,780.74

A. Interest
   (2) Aggregate Interest
       a. Class A-1 Remittance Rate(5.6175%)        5.6175%
       b. Class A-1 Interest                      65,873.11  2.60039091
       c. Class A-2 Remittance Rate(6.00%)            6.00%
       d. Class A-2 Interest                      31,410.00  5.00000000
       e. Class A-3 Remittance Rate(6.42%)            6.42%
       f. Class A-3 Interest                     401,859.90  5.35000000
       g. Class A-4 Remittance Rate(6.66%)            6.66%
       h. Class A-4 Interest                     366,144.60  5.55000000
       i. Class A-5 Remittance Rate(6.91%)            6.91%
       j. Class A-5 Interest                     523,778.00  5.75833333
       k. Class A-6 Remittance Rate(7.24%)            7.24%
       l. Class A-6 Interest                     405,578.77  6.03333328
       m. Class A-7 Remittance Rate (7.62%
          unless the Weighted Average
          Contract rate is less than 7.62%)           7.62%
       n. Class A-7 Interest                     867,517.95  6.35000004

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 2



                         CUSIP#'S  393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 8/15/97


                                                     Total $    Per $1,000
                                                      Amount     Original
                                                    ---------  ------------

3)  Amount applied to:
     a.   Unpaid Class A Interest
            Shortfall                                   .00            .00

(4) Remaining:
     a.   Unpaid Class A Interest
            Shortfall                                   .00            .00

B.  Principal
    (5)   Formula Principal Distribution
            Amount                             2,947,034.46            N/A
          a. Scheduled Principal                 605,980.87            N/A
          b. Principal Prepayments             2,111,134.61            N/A
          c. Liquidated Contracts                       .00            N/A
          d. Repurchases                                .00            N/A
          e. Current Month Advanced Principal    751,320.07            N/A
          f. Prior Month Advanced Principal     (521,401.09)           N/A

    (6)   Pool Scheduled Principal Balance   536,543,976.95

    (6b)  Adjusted Pool Principal Balance    535,792,656.88   974.16846705
    (6c)  Pool Factor                            0.97416847

    (7)   Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date       .00

    (8)   Class A Percentage for such Remittance
          Date                                        92.34%

    (9)   Class A Percentage for the following
          Remittance Date                             92.30%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 3



                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 8/15/97



 (10) Class A Principal Distribution:
      a. Class A-1                            2,947,034.46  116.33643060
      b. Class A-2                                     .00           .00
      c. Class A-3                                     .00           .00
      d. Class A-4                                     .00           .00
      e. Class A-5                                     .00           .00
      f. Class A-6                                     .00           .00


                                                 Total $     Per $1,000
                                                  Amount      Original
                                                ----------   -----------
 (11)  Class A-1 Principal Balance           11,124,656.88  439.15430602
 (11a) Class A-1 Pool Factor                     .43915431

 (12)  Class A-2 Principal Balance            6,282,000.00  1000.0000000
 (12a) Class A-2 Pool Factor                    1.00000000

 (13)  Class A-3 Principal Balance           75,114,000.00  1000.0000000
 (13a) Class A-3 Pool Factor                    1.00000000

 (14)  Class A-4 Principal Balance           65,972,000.00  1000.0000000
 (14a) Class A-4 Pool Factor                    1.00000000

 (15)  Class A-5 Principal Balance           90,960,000.00  1000.0000000
 (15a) Class A-5 Pool Factor                    1.00000000

 (16)  Class A-6 Principal Balance           67,223,000.00  1000.0000000
 (16a) Class A-6 Pool Factor                    1.00000000

 (17)  Class A-7 Principal Balance          136,617,000.00  1000.0000000
 (17a) Class A-7 Pool Factor                    1.00000000

 (18)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 4



                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 8/15/97



C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date
  (19)  31-59 days                             3,511,683.41      107

  (20)  60 days or more                        1,985,229.20       59

  (21)  Current Month Repossessions              195,184.92        9

  (22)  Repossession Inventory                   349,982.27       17

  (23)  Weighted Average Contract Rate             10.14609

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

  (24)  Average Sixty-Day Delinquency Ratio Test
        (a)  Sixty-Day Delinquency Ratio for current Remittance
             Date                                                 .37%
        (b)  Average Sixty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 3.5%)                         .24%

  (25)  Average Thirty-Day Delinquency Ratio Test

        (a)  Thirty-Day Delinquency Ratio for current Remittance
             Date                                                 .65%

        (b)  Average Thirty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 5.5%)                         .58%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 5



                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 8/15/97

(26)  Cumulative Realized Losses Test
      (a)  Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from April 1, 2001 to
           Mar. 31, 2002, 6.5% from April 1, 2002 to Mar. 31,
           2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
           and 9.5% thereafter)                                       0%

(27)  Current Realized Losses Test
      (a)  Current Realized Losses for current Remittance Date   206.37

      (b)  Current Realized Loss Ratio (total Realized Losses
           for the most recent three months, multiplied by 4,
           divided by arithmetic average of Pool Scheduled
           Principal Balances for third preceding Remittance and
           for current Remittance Date; may not exceed 2.25%)         0%

(28)  Class M-1 Principal Balance Test
      (a)  The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date (must equal
           or exceed 23.25%)                                      15.31%

(29)  Class B Principal Balance Test
      (a)  Class B Principal Balance (before any distributions
           on current Remittance Date) as of such Remittance date
           greater than $7,437,576.00                               .00

      (b)  Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance as of preceding Remittance Date is
           equal to or greater than 11.25%                         7.66%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.54%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 6

                           CUSIP#'S   393505-SV5
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 8/15/97


                                                     Total $       Per $1,000
                                                     Amount         Original
                                                   ------------  --------------
CLASS M1 CERTIFICATES
---------------------

(30)  Amount available (including Monthly
      Servicing Fee)                               1,851,583.95

A.    Interest
(31)  Aggregate interest
      a. Class M-1 Remittance Rate (7.54%,
         unless Weighted Average Contract
         Rate is below 7.54%)                             7.54%
      b. Class M-1 Interest                          259,187.50      6.28333333

(32)  Amount applied to Class M-1 Interest
      Deficiency Amount                                     .00               0

(33)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                     .00               0

(34)  Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall                .00               0

(35)  Remaining:
      a. Unpaid Class M-1 Interest Shortfall                .00               0

B.    Principal
(36)  Formula Principal Distribution Amount                 .00             N/A
      a. Scheduled Principal                                .00             N/A
      b. Principal Prepayments                              .00             N/A
      c. Liquidated Contracts                               .00             N/A
      d. Repurchases                                        .00             N/A

(37)  Class M-1 Principal Balance                 41,250,000.00   1000.00000000

(37a) Class M-1 Pool Factor                          1.00000000



                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 7

                           CUSIP#'S   393505-SW3,SX1
                           TRUST ACCOUNT #80-4671500
                           REMITTANCE DATE: 8/15/97

(38) Class M-1 Percentage for such Remittance
     Date                                           .00%

                                                                        Total $              Per $1,000
                                                                         Amount               Original
                                                                      -----------            ----------
(39) Class M-1 Principal Distribution:
       a. Class M-1 (current)                                                 .00            0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                                .00

(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                               .00

(41) Class M-1 Percentage for the following
     Remittance Date                                                          .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                                  1,592,396.45

(2)  Class B-1 Remittance Rate (7.56% unless
     Weighted Average Contract Rate is below 7.56%)                          7.56%

(3)  Aggregate Class B1 Interest                                       138,600.00            6.30000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                                    .00                   .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                                       .00                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 8

                           CUSIP#'S 393505-SW3, SX1
                           TRUST ACCOUNT #80-4671500
                           REMITTANCE DATE: 8/15/97


(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                          .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                          .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                   .00

(8a)  Class B Percentage for such Remittance Date                .00

                                                          Total $     Per $1,000
                                                          Amount       Original
                                                          -------     ----------


(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                     .00

(10a) Class B1 Principal Shortfall                               .00

(10b) Unpaid Class B1 Principal Shortfall                        .00

(11)  Class B Principal Balance                        41,250,000.00

(12)  Class B1 Principal Balance                       22,000,000.00

(12a) Class B1 Pool Factor                                1.00000000



Class B2 Certificates
---------------------
(13)  Remaining Amount Available                        1,453,796.45

(14)  Class B-2 Remittance Rate (8.05%
      unless Weighted Average Contract
      Rate is less than 8.05%)                                 8.05%


(15)  Aggregate Class B2 Interest                         129,135.42  6.70833341

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 9


                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 8/15/97



(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                .00              .00

(17) (Remaining Unpaid Class B2 Interest Shortfall        .00              .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date             .00

(19) Class B2 Principal Liquidation Loss Amount           .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                 .00

(21) Guarantee Payment                                    .00

(22) Class B2 Principal Balance                 19,250,000.00

                                                    Total $         Per $1,000
                                                     Amount          Original
                                                    -------         ----------


(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                              224,692.12

(24) 3% Guarantee                                1,099,968.91

(25) Class C Residual Payment                             .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 10


                           CUSIP#'S 393505-SW3,SX1
                           TRUST ACCOUNT #80-4671500
                           REMITTANCE DATE: 8/15/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                                         .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                                         .00

(28) Repossessed Contracts                                            195,184.92

(29) Repossessed Contracts Remaining
     in Inventory                                                     349,982.27